UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2020

WESTERN ASSET

INFLATION INDEXED PLUS BOND FUND

Beginning in or after January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with preservation of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Inflation Indexed Plus Bond Fund for the twelve-month reporting period ended December 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2021

II	Western Asset Inflation Indexed Plus Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize total return, consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets in inflation-indexed fixed income securities and at least 70% of its net assets in U.S. Treasury Inflation Protected Securities (“TIPS”)i. Fundamental investment techniques are used to select issues. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective durationii, as estimated by the Fund’s subadvisers, within three years of that of its benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Indexiii. The Fund is expected to maintain a dollar-weighted average credit quality of at least A/A.

The Fund may sell protection in connection with credit default swaps relating to corporate debt securities. It is currently expected that the notional amount of the credit default swaps will not exceed 40% of the Fund’s net assets, although such exposure may exceed 40% from time to time.

In addition, under normal market conditions, at the time of purchase:

•	no more than 20% of the fund’s net assets may be invested in non-U.S. dollar denominated inflation-indexed securities

•	no more than 10% of the fund’s net assets may be invested in un-hedged non-U.S. dollar denominated securities

•	no more than 20% of the fund’s net assets may be invested in a combination of securities rated below investment grade, emerging market securities and loan participations and assignments

•	no more than 10% of the fund’s net assets may be invested in securities rated below investment grade

•	no more than 10% of the fund’s net assets may be invested in emerging market securities

•	no more than 10% of the fund’s net assets may be invested in loan participations and assignments

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps, foreign currency futures and forwards.

In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report	1

Fund overview (cont’d)

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Funds’ reporting period?

A. Fixed income markets generally posted positive total results over the twelve-month reporting period ended December 31, 2020. However, some spread sectors (non-Treasuries) lagged similar durationiv Treasuries given several periods of elevated volatility. This was driven by a number of factors, including extreme risk aversion as the COVID-19 pandemic escalated, sharply falling global growth, ongoing trade conflicts, and a number of geopolitical issues. However, the spread sectors generally outperformed in the latter stages of the reporting period, as continued monetary policy accommodation from the Federal Reserve Board (the “Fed”)v and news of effective COVID-19 vaccines triggered increased investor risk appetite.

Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.58%, equaling the high for 2020. The low for the period of 0.11% occurred several times during the second half of 2020 and ended the period at 0.13%. The yield for the ten-year Treasury began the reporting period at 1.92%, the high for the reporting period. The low of 0.52% occurred on August 4, 2020 and ended the period at 0.93%.

Inflation was generally well contained during the reporting period. For the twelve months reporting period ended December 31, 2020, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)vi, was 1.4%. The CPI-U less food and energy were 1.6% over the same time frame. U.S. TIPS generated strong results for the reporting period, as the Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index returned 10.99%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. During March 2020 (the COVID-crisis period) 30-year breakeven rates began to price in extremely low inflation expectations for the next 30 years. Our view at the time was that should long-term inflation expectations rise from those low levels, TIPS would perform well. As the year progressed, breakeven inflation rates rose meaningfully. Eventually, the Fund began to pare back its exposure in favor of higher-yielding spread sectors. One such sector that the Fund allocated to was non-agency mortgage-backed securities (“NARMBS”).

The Fund used U.S. Treasury and Eurobond futures to manage its duration and yield curvevii exposure. Overall, the use of these instruments detracted from performance. To a much

2	Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report

lesser extent, the Fund also used currency forwards to take positions in select emerging and developed market currencies. The use of these also detracted from performance.

Performance review

For the twelve months ended December 31, 2020, Class I shares of Western Asset Inflation Indexed Plus Bond Fund returned 9.84%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index, returned 10.99%% for the same period. The Lipper Inflation Protected Bond Funds Category Averageviii returned 9.57% over the same time frame.

Performance Snapshot as of December 31, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Inflation Indexed Plus Bond Fund:
Class A	5.33%	9.58%
Class C	4.85%	8.73%
Class C1	4.83%	8.66%
Class FI	5.20%	9.42%
Class R	5.03%	9.06%
Class I	5.40%	9.84%
Class IS	5.43%	9.87%
Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index	4.70%	10.99%
Lipper Inflation Protected Bond Funds Category Average	5.29%	9.57%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2020 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were -0.84%, -1.75%, -1.62%, -0.97%, -1.33%, -0.62% and -0.53%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class C1 shares and Class R shares would have been -4.33% and 1.40%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ. The 30-Day SEC Yield includes adjustments for inflation to both U.S. and foreign portfolio securities that are linked to inflation indices. Please note, inflation adjustments to U.S. securities often occur

Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report	3

Fund overview (cont’d)

at different intervals than foreign securities. These adjustments can cause the SEC Yield to change substantially from month-to-month. Increases in the inflation rate may result in the Fund reporting an exceptionally high yield which may not be repeated.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 01, 2020, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 0.71%, 1.38%, 1.21%, 0.64%, 1.05%, 0.36% and 0.27%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its duration positioning. Being long U.S. duration overall was a positive as rates moved sharply lower across the yield curve. The Fund’s non-U.S. duration positioning was also additive for returns as rates fell globally.

Q. What were the leading detractors from performance?

A. The Fund posted a strong absolute return, but it lagged the benchmark over the reporting period. The largest detractor from the Fund’s relative performance was its yield curve positioning. The Fund was positioned for a flattening of the curve, but it steepened during the year as a whole. Additionally, issue selection within TIPS, with an emphasis on long-dated TIPS, was a detractor for performance. Select spread sector exposures (namely commodity-related corporates) also weighed on results as their spreads widened during the reporting period.

Thank you for your investment in Western Asset Inflation Indexed Plus Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 21, 2021

RISKS: Fixed income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls, thereby reducing the value of the Fund’s share price. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The use of leverage may increase volatility and possibility of loss. Risks of high-yield securities (commonly known as “junk” bonds) include greater price volatility, illiquidity and possibility of default. The Fund may be subject to interest rate, income and deflation risks. Changes in inflation will cause the Fund’s income to fluctuate, sometimes substantially. Periods of deflation may adversely affect the Fund’s net asset value. International investments are subject to special

4	Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report

risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Asset-backed, mortgage-backed and mortgage related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top four sector holdings (as a percentage of net assets) as of December 31, 2020 were: U.S. Treasury Inflation Protected Securities (87.1%), Corporate Bonds & Notes (5.0%), Sovereign Bonds (1.9%), Non-U.S. Treasury Inflation Protected Securities (1.5%) and Collateralized Mortgage Obligations (1.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report	5

Fund overview (cont’d)

[i]

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed income investment to a change in interest rates.

iii	The Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

iv

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]i

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 205 funds for the six-month period and among the 204 funds for the twelve-month period in the Fund’s Lipper category, excluding sales charges, if any.

6	Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the Fund’s portfolio as of December 31, 2020 and December 31, 2019, and does not include derivatives such as futures contracts and forward foreign currency contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2020 and held for the six months ended December 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.33%	$1,000.00	$1,053.30	0.60%	$3.10	Class A	5.00%	$1,000.00	$1,022.12	0.60%	$3.05
Class C	4.85	1,000.00	1,048.50	1.43	7.36	Class C	5.00	1,000.00	1,017.95	1.43	7.25
Class C1	4.83	1,000.00	1,048.30	1.40	7.21	Class C1	5.00	1,000.00	1,018.10	1.40	7.10
Class FI	5.20	1,000.00	1,052.00	0.72	3.71	Class FI	5.00	1,000.00	1,021.52	0.72	3.66
Class R	5.03	1,000.00	1,050.30	0.96	4.95	Class R	5.00	1,000.00	1,020.31	0.96	4.88
Class I	5.40	1,000.00	1,054.00	0.35	1.81	Class I	5.00	1,000.00	1,023.38	0.35	1.78
Class IS	5.43	1,000.00	1,054.30	0.27	1.39	Class IS	5.00	1,000.00	1,023.78	0.27	1.37

8	Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report

[1]	For the six months ended December 31, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/20	9.58%	8.73%	8.66%	9.42%	9.06%	9.84%	9.87%
Five Years Ended 12/31/20	4.28	3.60	3.75	4.28	3.91	4.62	4.72
Ten Years Ended 12/31/20	N/A	N/A	N/A	2.96	N/A	3.34	3.44
Inception* through 12/31/20	1.78	1.05	0.95	—	1.41	—	—

With sales charges[2]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/20	4.96%	7.73%	8.66%	9.42%	9.06%	9.84%	9.87%
Five Years Ended 12/31/20	3.38	3.60	3.75	4.28	3.91	4.62	4.72
Ten Years Ended 12/31/20	N/A	N/A	N/A	2.96	N/A	3.34	3.44
Inception* through 12/31/20	1.27	1.05	0.95	—	1.41	—	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/20)	16.54%
Class C (Inception date of 4/30/12 through 12/31/20)	9.52
Class C1 (Inception date of 10/5/12 through 12/31/20)	8.13
Class FI (12/31/10 through 12/31/20)	33.93
Class R (Inception date of 4/30/12 through 12/31/20)	12.86
Class I (12/31/10 through 12/31/20)	38.91
Class IS (12/31/10 through 12/31/20)	40.19

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, FI, R, I and IS shares are April 30, 2012, April 30, 2012, October 5, 2012, June 28, 2007, April 30, 2012, March 1, 2001 and December 18, 2008, respectively.

10	Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Inflation Indexed Plus Bond Fund vs. Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index† — December 2010 - December 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Inflation Indexed Plus Bond Fund on December 31, 2010, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2020. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index. The Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index (the “Index”) represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report	11

Schedule of investments

December 31, 2020

Western Asset Inflation Indexed Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 87.1%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	60,348,780	$71,785,585
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	14,771,214	18,373,403
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	12,128,000	15,942,084
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	25,342,880	36,539,692
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	7,300,603	11,322,881
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	30,165,945	47,376,535
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	9,449,352	12,047,213
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	51,092,300	73,698,635
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	2,764,425	3,571,571
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/22	97,968,135	100,036,041
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	3,396,900	3,502,488
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	17,372,586	18,049,919
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/23	5,241,500	5,520,192
U.S. Treasury Notes, Inflation Indexed	0.125%	10/15/25	7,626,904	8,296,357
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	6,903,918	7,709,727
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/30	8,663,319	9,672,175
Total U.S. Treasury Inflation Protected Securities (Cost — $387,743,210)				443,444,498
Corporate Bonds & Notes — 5.0%
Energy — 2.8%
Energy Equipment & Services — 0.0%††
Halliburton Co., Senior Notes	3.800%	11/15/25	31,000	34,789
Oil, Gas & Consumable Fuels — 2.8%
Apache Corp., Senior Notes	2.625%	1/15/23	288,000	289,440
Apache Corp., Senior Notes	4.750%	4/15/43	530,000	550,532
BP Capital Markets America Inc., Senior Notes	3.588%	4/14/27	2,100,000	2,389,710
Devon Energy Corp., Senior Notes	5.850%	12/15/25	2,500,000	2,940,188
Energy Transfer Operating LP, Senior Notes	2.900%	5/15/25	190,000	201,216
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	1,390,000	1,543,657
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	760,000	824,997
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	500,000	554,371
Kinder Morgan Inc., Senior Notes	4.300%	6/1/25	880,000	1,004,663
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	390,000	407,690
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	440,000	392,425
Occidental Petroleum Corp., Senior Notes	3.500%	8/15/29	830,000	760,919
Targa Resources Partners LP/Targa Resources
Partners Finance Corp., Senior Notes	5.375%	2/1/27	800,000	842,148

See Notes to Financial Statements.

12	Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report

Western Asset Inflation Indexed Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Transcontinental Gas Pipe Line Co. LLC, Senior
Notes	7.850%	2/1/26	880,000		$1,154,717
Western Midstream Operating LP, Senior Notes	4.100%	2/1/25	410,000		423,186
Total Oil, Gas & Consumable Fuels					14,279,859
Total Energy					14,314,648
Materials — 2.2%
Metals & Mining — 2.0%
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	230,000		251,706	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	980,000		1,126,003	(a)
Antofagasta PLC, Senior Notes	2.375%	10/14/30	650,000		653,250	(a)
ArcelorMittal SA, Senior Notes	7.250%	10/15/39	490,000		688,328
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	440,000		484,672	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	500,000		566,352	(a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	980,000		1,106,656	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,380,000		3,195,004
Teck Resources Ltd., Senior Notes	3.750%	2/1/23	430,000		442,523
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	790,000		980,785
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	820,000		897,860
Total Metals & Mining					10,393,139
Paper & Forest Products — 0.2%
Inversiones CMPC SA, Senior Notes	4.375%	4/4/27	850,000		970,326	(b)
Total Materials					11,363,465
Total Corporate Bonds & Notes (Cost — $22,804,670)					25,678,113
Sovereign Bonds — 1.9%
Brazil — 0.1%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	1,120,000	BRL	238,200
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	488,000	BRL	110,999
Total Brazil					349,199
Indonesia — 0.5%
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	210,000		235,765
Indonesia Government International Bond, Senior Notes	4.750%	2/11/29	1,900,000		2,306,722
Total Indonesia					2,542,487
Kuwait — 0.3%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	1,240,000		1,412,050	(b)

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report	13

Schedule of investments (cont’d)

December 31, 2020

Western Asset Inflation Indexed Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Panama — 0.3%
Panama Government International Bond, Senior Notes	3.160%	1/23/30	1,400,000		$1,553,139
Peru — 0.5%
Peruvian Government International Bond, Senior Notes	2.783%	1/23/31	2,230,000		2,452,465
United Arab Emirates — 0.2%
Abu Dhabi Government International Bond, Senior Notes	2.500%	9/30/29	1,200,000		1,297,698	(a)
Total Sovereign Bonds (Cost — $8,950,855)					9,607,038
Non-U.S. Treasury Inflation Protected Securities — 1.5%
Brazil — 0.8%
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	8/15/30	16,932,806	BRL	4,140,124
Canada — 0.7%
Canada Government Real Return Bond	0.500%	12/1/50	3,702,860	CAD	3,622,921
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $7,638,051)					7,763,045
Collateralized Mortgage Obligations (c) — 1.3%
CSMC Trust, 2019-AFC1 A3, Step Bond	2.877%	7/25/49	1,425,047		1,451,033	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015- DNA2 M3 (1 mo. USD LIBOR + 3.900%)	4.048%	12/25/27	913,826		929,894	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017- DNA3 M2 (1 mo. USD LIBOR + 2.500%)	2.648%	3/25/30	1,960,000		1,995,665	(d)
Residential Mortgage Loan Trust, 2020-2 A1	1.654%	5/25/60	1,982,264		2,002,280	(a)(d)
Total Collateralized Mortgage Obligations (Cost — $6,319,919)					6,378,872
Asset-Backed Securities — 0.3%
Bear Stearns Asset Backed Securities Trust, 2003-ABF1, A (1 mo. USD LIBOR + 0.740%)	0.888%	1/25/34	15,737		14,703	(d)
JPMorgan Mortgage Acquisition Corp., 2005-OPT2 M2 (1 mo. USD LIBOR + 0.675%)	0.823%	12/25/35	1,592,876		1,591,740	(d)
Total Asset-Backed Securities (Cost — $1,599,204)					1,606,443
Total Investments before Short-Term Investments (Cost — $435,055,909)					494,478,009

See Notes to Financial Statements.

14	Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report

Western Asset Inflation Indexed Plus Bond Fund

Security	Rate	Shares	Value
Short-Term Investments — 2.1%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $10,591,499)	0.010%	10,591,499	$10,591,499	(e)
Total Investments — 99.2% (Cost — $445,647,408)			505,069,508
Other Assets in Excess of Liabilities — 0.8%			4,042,857
Total Net Assets — 100.0%			$509,112,365

†	Face amount denominated in U.S. dollars, unless otherwise noted.
††	Represents less than 0.1%.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(c)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2020, the total market value of investments in Affiliated Companies was $10,591,499 and the cost was $10,591,499 (Note 8).

Abbreviation(s) used in this schedule:

BRL	— Brazilian Real

CAD	— Canadian Dollar

LIBOR	— London Interbank Offered Rate

USD	— United States Dollar

At December 31, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
U.S. Treasury 10-Year Notes	119	3/21	$16,386,018	$16,431,297	$45,279
Contracts to Sell:
U.S. Treasury Long-Term Bonds	221	3/21	38,622,946	38,274,437	348,509
Net unrealized appreciation on open futures contracts					$393,788

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report	15

Schedule of investments (cont’d)

December 31, 2020

Western Asset Inflation Indexed Plus Bond Fund

At December 31, 2020, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	59,076	EUR	50,000	BNP Paribas SA	1/19/21	$(2,036)
USD	58,966	EUR	50,000	Goldman Sachs Group Inc.	1/19/21	(2,145)
USD	59,098	EUR	50,000	Goldman Sachs Group Inc.	1/19/21	(2,014)
USD	3,041,026	CAD	4,032,172	JPMorgan Chase & Co.	1/19/21	(126,953)
Total						$(133,148)

Abbreviation(s) used in this table:

CAD	— Canadian Dollar

EUR	— Euro

USD	— United States Dollar

See Notes to Financial Statements.

16	Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report

Statement of assets and liabilities

December 31, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $435,055,909)	$494,478,009
Investments in affiliated securities, at value (Cost — $10,591,499)	10,591,499
Foreign currency, at value (Cost — $346,703)	361,619
Cash	1,000,000
Interest receivable	2,179,948
Deposits with brokers for open futures contracts	846,000
Receivable for Fund shares sold	490,562
Prepaid expenses	36,349
Total Assets	509,983,986

Liabilities:
Payable for Fund shares repurchased	548,056
Unrealized depreciation on forward foreign currency contracts	133,148
Investment management fee payable	84,640
Payable to broker — net variation margin on open futures contracts	62,953
Service and/or distribution fees payable	2,926
Directors’ fees payable	1,180
Accrued expenses	38,718
Total Liabilities	871,621
Total Net Assets	$509,112,365

Net Assets:
Par value (Note 7)	$40,899
Paid-in capital in excess of par value	468,354,841
Total distributable earnings (loss)	40,716,625
Total Net Assets	$509,112,365

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report	17

Statement of assets and liabilities (cont’d)

December 31, 2020

Net Assets:
Class A	$8,749,388
Class C	$1,002,336
Class C1	$27,986
Class FI	$754,295
Class R	$215,745
Class I	$84,062,862
Class IS	$414,299,753

Shares Outstanding:
Class A	712,158
Class C	83,814
Class C1	2,293
Class FI	61,825
Class R	17,784
Class I	6,780,702
Class IS	33,240,415

Net Asset Value:
Class A (and redemption price)	$12.29
Class C*	$11.96
Class C1 (and redemption price)	$12.20
Class FI (and redemption price)	$12.20
Class R (and redemption price)	$12.13
Class I (and redemption price)	$12.40
Class IS (and redemption price)	$12.46
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.84

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

18	Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report

Statement of operations

For the Year Ended December 31, 2020

Investment Income:
Interest from unaffiliated investments	$8,341,656
Interest from affiliated investments	10,603
Less: Foreign taxes withheld	(1,488)
Total Investment Income	8,350,771

Expenses:
Investment management fee (Note 2)	938,332
Registration fees	150,739
Fund accounting fees	72,582
Transfer agent fees (Note 5)	67,420
Audit and tax fees	54,527
Service and/or distribution fees (Notes 2 and 5)	34,394
Shareholder reports	18,050
Legal fees	14,458
Custody fees	8,522
Directors’ fees	7,102
Insurance	6,222
Commitment fees (Note 9)	3,929
Interest expense	1,907
Miscellaneous expenses	8,139
Total Expenses	1,386,323
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(4,480)
Net Expenses	1,381,843
Net Investment Income	6,968,928

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	4,764,063
Futures contracts	(6,153,834)
Forward foreign currency contracts	(188,037)
Foreign currency transactions	(42,786)
Net Realized Loss	(1,620,594)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	39,795,195
Futures contracts	(476,535)
Forward foreign currency contracts	(125,230)
Foreign currencies	30,678
Change in Net Unrealized Appreciation (Depreciation)	39,224,108
Net Gain on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	37,603,514
Increase in Net Assets From Operations	$44,572,442

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report	19

Statements of changes in net assets

For the Years Ended December 31,	2020	2019

Operations:
Net investment income	$6,968,928	$10,242,176
Net realized gain (loss)	(1,620,594)	3,161,949
Change in net unrealized appreciation (depreciation)	39,224,108	28,546,481
Increase in Net Assets From Operations	44,572,442	41,950,606

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(6,975,051)	(10,258,968)
Decrease in Net Assets From Distributions to Shareholders	(6,975,051)	(10,258,968)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	139,979,855	98,589,826
Reinvestment of distributions	6,667,958	9,726,635
Cost of shares repurchased	(137,512,117)	(106,463,492)
Increase in Net Assets From Fund Share Transactions	9,135,696	1,852,969
Increase in Net Assets	46,733,087	33,544,607

Net Assets:
Beginning of year	462,379,278	428,834,671
End of year	$509,112,365	$462,379,278

See Notes to Financial Statements.

20	Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31:
Class A Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.34	$10.56	$11.11	$10.93	$10.83

Income (loss) from operations:
Net investment income	0.13	0.19	0.27	0.19	0.13
Net realized and unrealized gain (loss)	0.95	0.80	(0.56)	0.18	0.10
Total income (loss) from operations	1.08	0.99	(0.29)	0.37	0.23

Less distributions from:
Net investment income	(0.13)	(0.21)	(0.26)	(0.19)	(0.11)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.13)	(0.21)	(0.26)	(0.19)	(0.13)

Net asset value, end of year	$12.29	$11.34	$10.56	$11.11	$10.93
Total return[2]	9.58%	9.37%	(2.60)%	3.44%	2.13%

Net assets, end of year (000s)	$8,749	$10,140	$16,984	$21,848	$23,071

Ratios to average net assets:
Gross expenses	0.65%	0.71%	0.70%	0.71%	0.70%
Net expenses[3]	0.65 [4]	0.71 [4]	0.70 [4]	0.71 [4]	0.70
Net investment income	1.11	1.75	2.45	1.73	1.15

Portfolio turnover rate	23%	60%	85%	43%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report	21

Financial highlights (cont’d)

For a share of capital stock outstanding throughout each year ended December 31:
Class C Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.05	$10.30	$10.83	$10.66	$10.61

Income (loss) from operations:
Net investment income	0.06	0.12	0.17	0.12	0.05
Net realized and unrealized gain (loss)	0.90	0.77	(0.52)	0.19	0.11
Total income (loss) from operations	0.96	0.89	(0.35)	0.31	0.16

Less distributions from:
Net investment income	(0.05)	(0.14)	(0.18)	(0.14)	(0.09)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.05)	(0.14)	(0.18)	(0.14)	(0.11)

Net asset value, end of year	$11.96	$11.05	$10.30	$10.83	$10.66
Total return[2]	8.73%	8.63%	(3.28)%	2.89%	1.53%

Net assets, end of year (000s)	$1,002	$867	$857	$1,790	$1,618

Ratios to average net assets:
Gross expenses	1.43%	1.38%	1.36%	1.32%	1.31%
Net expenses[3]	1.43 [4]	1.38 [4]	1.36	1.32	1.31
Net investment income	0.48	1.12	1.60	1.14	0.49

Portfolio turnover rate	23%	60%	85%	43%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report

For a share of capital stock outstanding throughout each year ended December 31:
Class C1 Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.24	$10.41	$10.95	$10.76	$10.71

Income (loss) from operations:
Net investment income	0.04	0.04	0.21	0.14	0.07
Net realized and unrealized gain (loss)	0.93	0.89	(0.54)	0.19	0.10
Total income (loss) from operations	0.97	0.93	(0.33)	0.33	0.17

Less distributions from:
Net investment income	(0.01)	(0.10)	(0.21)	(0.14)	(0.10)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.01)	(0.10)	(0.21)	(0.14)	(0.12)

Net asset value, end of year	$12.20	$11.24	$10.41	$10.95	$10.76
Total return[2]	8.66%	8.95%	(3.03)%	3.11%	1.57%

Net assets, end of year (000s)	$28	$91	$702	$1,003	$1,410

Ratios to average net assets:
Gross expenses	2.24%	1.21%	1.17%	1.14%	1.13%
Net expenses[3]	1.40 [4]	1.21 [4]	1.17	1.14	1.13
Net investment income	0.33	0.35	1.94	1.32	0.61

Portfolio turnover rate	23%	60%	85%	43%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report	23

Financial highlights (cont’d)

For a share of capital stock outstanding throughout each year ended December 31:
Class FI Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.27	$10.49	$11.03	$10.85	$10.75

Income (loss) from operations:
Net investment income	0.13	0.22	0.23	0.22	0.07
Net realized and unrealized gain (loss)	0.93	0.77	(0.51)	0.15	0.16
Total income (loss) from operations	1.06	0.99	(0.28)	0.37	0.23

Less distributions from:
Net investment income	(0.13)	(0.21)	(0.26)	(0.19)	(0.11)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.13)	(0.21)	(0.26)	(0.19)	(0.13)

Net asset value, end of year	$12.20	$11.27	$10.49	$11.03	$10.85
Total return[2]	9.42%	9.48%	(2.58)%	3.45%	2.14%

Net assets, end of year (000s)	$754	$483	$804	$1,889	$1,438

Ratios to average net assets:
Gross expenses	0.73%	0.64%	0.68%	0.67%	0.65%
Net expenses[3]	0.73 [4]	0.64 [4]	0.68	0.67	0.65
Net investment income	1.07	2.03	2.16	1.97	0.67

Portfolio turnover rate	23%	60%	85%	43%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report

For a share of capital stock outstanding throughout each year ended December 31:
Class R Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.20	$10.43	$10.97	$10.79	$10.72

Income (loss) from operations:
Net investment income	0.10	0.16	0.23	0.16	0.09
Net realized and unrealized gain (loss)	0.91	0.78	(0.55)	0.18	0.10
Total income (loss) from operations	1.01	0.94	(0.32)	0.34	0.19

Less distributions from:
Net investment income	(0.08)	(0.17)	(0.22)	(0.16)	(0.10)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.08)	(0.17)	(0.22)	(0.16)	(0.12)

Net asset value, end of year	$12.13	$11.20	$10.43	$10.97	$10.79
Total return[2]	9.06%	8.99%	(2.93)%	3.18%	1.75%

Net assets, end of year (000s)	$216	$458	$607	$1,022	$934

Ratios to average net assets:
Gross expenses	1.06%	1.05%	1.06%	1.01%	1.07%
Net expenses[3]	1.06 [4]	1.05 [4]	1.06	1.01	1.07
Net investment income	0.88	1.49	2.11	1.47	0.79

Portfolio turnover rate	23%	60%	85%	43%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report	25

Financial highlights (cont’d)

For a share of capital stock outstanding throughout each year ended December 31:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.45	$10.66	$11.21	$11.02	$10.90

Income (loss) from operations:
Net investment income	0.18	0.24	0.30	0.23	0.15
Net realized and unrealized gain (loss)	0.94	0.80	(0.55)	0.19	0.11
Total income (loss) from operations	1.12	1.04	(0.25)	0.42	0.26

Less distributions from:
Net investment income	(0.17)	(0.25)	(0.30)	(0.23)	(0.12)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.17)	(0.25)	(0.30)	(0.23)	(0.14)

Net asset value, end of year	$12.40	$11.45	$10.66	$11.21	$11.02
Total return[2]	9.84%	9.79%	(2.25)%	3.82%	2.40%

Net assets, end of year (000s)	$84,063	$51,902	$59,639	$90,372	$70,677

Ratios to average net assets:
Gross expenses	0.35%	0.36%	0.38%	0.39%	0.37%
Net expenses[3]	0.35 [4]	0.36 [4]	0.38	0.39	0.37
Net investment income	1.51	2.17	2.77	2.08	1.33

Portfolio turnover rate	23%	60%	85%	43%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report

For a share of capital stock outstanding throughout each year ended December 31:
Class IS Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.51	$10.71	$11.27	$11.08	$10.94

Income (loss) from operations:
Net investment income	0.18	0.26	0.32	0.25	0.15
Net realized and unrealized gain (loss)	0.95	0.80	(0.57)	0.18	0.14
Total income (loss) from operations	1.13	1.06	(0.25)	0.43	0.29

Less distributions from:
Net investment income	(0.18)	(0.26)	(0.31)	(0.24)	(0.13)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.18)	(0.26)	(0.31)	(0.24)	(0.15)

Net asset value, end of year	$12.46	$11.51	$10.71	$11.27	$11.08
Total return[2]	9.87%	9.93%	(2.23)%	3.93%	2.61%

Net assets, end of year (millions)	$414	$398	$349	$325	$307

Ratios to average net assets:
Gross expenses	0.27%	0.27%	0.28%	0.27%	0.26%
Net expenses[3]	0.27 [4]	0.27 [4]	0.28	0.27	0.26
Net investment income	1.49	2.31	2.87	2.19	1.37

Portfolio turnover rate	23%	60%	85%	43%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses for Class IS did not exceed the ratio of total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Inflation Indexed Plus Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland Statutory Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence

28	Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report

reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report	29

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
U.S. Treasury Inflation Protected Securities	—	$443,444,498	—	$443,444,498
Corporate Bonds & Notes	—	25,678,113	—	25,678,113
Sovereign Bonds	—	9,607,038	—	9,607,038
Non-U.S. Treasury Inflation Protected Securities	—	7,763,045	—	7,763,045
Collateralized Mortgage Obligations	—	6,378,872	—	6,378,872
Asset-Backed Securities	—	1,606,443	—	1,606,443
Total Long-Term Investments	—	494,478,009	—	494,478,009
Short-Term Investments†	$10,591,499	—	—	10,591,499
Total Investments	$10,591,499	$494,478,009	—	$505,069,508
Other Financial Instruments:
Futures Contracts	$393,788	—	—	$393,788
Total	$10,985,287	$494,478,009	—	$505,463,296

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$133,148	—	$133,148

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

30	Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes

Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report	31

Notes to financial statements (cont’d)

recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual

32	Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report

right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2020, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $133,148. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any,

Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report	33

Notes to financial statements (cont’d)

are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Ltd in Japan (“Western Asset Japan”) are the Fund’s subadvisers. As of July 31, 2020, LMPFA, Western Asset, Western Asset London, Western Asset Singapore and Western Asset Japan are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, Western Asset, Western Asset London, Western Asset Singapore and Western Asset Japan were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

34	Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets. For their services, LMPFA pays Western Asset, Western Asset London, Western Asset Singapore and Western Asset Japan monthly all of the management fee that it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class FI and Class R shares did not exceed 0.90%, 1.65%, 1.40%, 0.85% and 1.15%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2020, fees waived and/or expenses reimbursed amounted to $4,480, which included an affiliated money market fund waiver of $3,364.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2020, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Class C1
Expires December 31, 2022	$397
Total fee waivers/expense reimbursements subject to recapture	$397

For the year ended December 31, 2020, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Fund’s sole and exclusive distributor. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment.

Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report	35

Notes to financial statements (cont’d)

This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$370	—
CDSCs	—	$948

As of July 31, 2020, all officers and one Director of the Corporation are employees of Franklin Resources or its affiliates and do not receive compensation from the Corporation. Prior to July 31, 2020, all officers and one Director of the Corporation were employees of Legg Mason and did not receive compensation from the Trust.

As of December 31, 2020, Franklin Resources and its affiliates owned 71% of the Fund.

3. Investments

During the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$16,916,886	$89,545,444
Sales	5,599,084	108,203,764

At December 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$445,820,653	$60,274,058	$(1,025,203)	$59,248,855
Futures contracts	—	393,788	—	393,788
Forward foreign currency contracts	—	—	(133,148)	(133,148)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2020.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$393,788

36	Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$133,148

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2020. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(6,153,834)	—	$(6,153,834)
Forward foreign currency contracts	—	$(188,037)	(188,037)
Total	$(6,153,834)	$(188,037)	$(6,341,871)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(476,535)	—	$(476,535)
Forward foreign currency contracts	—	$(125,230)	(125,230)
Total	$(476,535)	$(125,230)	$(601,765)

During the year ended December 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$20,074,342
Futures contracts (to sell)	50,500,416
Forward foreign currency contracts (to buy)†	325,791
Forward foreign currency contracts (to sell)	2,390,754

†	At December 31, 2020, there were no open positions held in this derivative.

Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report	37

Notes to financial statements (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2020.

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
BNP Paribas SA	—	$(2,036)	$(2,036)	—	$(2,036)
Goldman Sachs Group Inc.	—	(4,159)	(4,159)	—	(4,159)
JPMorgan Chase & Co.	—	(126,953)	(126,953)	—	(126,953)
Total	—	$(133,148)	$(133,148)	—	$(133,148)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.75%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$21,440	$11,111
Class C	9,405	1,461
Class C1	355	578
Class FI	1,157	954
Class R	2,037	1,159
Class I	—	48,761
Class IS	—	3,396
Total	$34,394	$67,420

38	Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report

For the year ended December 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$74
Class C	8
Class C1	397
Class FI	4
Class R	3
Class I	592
Class IS	3,402
Total	$4,480

6. Distributions to shareholders by class

	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Investment Income:
Class A	$92,836	$226,561
Class C	4,549	10,206
Class C1	77	831
Class FI	5,015	14,889
Class R	2,823	8,208
Class I	1,039,210	1,217,629
Class IS	5,830,541	8,780,644
Total	$6,975,051	$10,258,968

7. Capital shares

At December 31, 2020, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	273,932	$3,220,522	305,001	$3,392,795
Shares issued on reinvestment	6,010	71,892	9,909	111,659
Shares repurchased	(461,881)	(5,307,815)	(1,028,639)	(11,398,327)
Net decrease	(181,939)	$(2,015,401)	(713,729)	$(7,893,873)

Class C
Shares sold	44,903	$526,278	11,014	$122,944
Shares issued on reinvestment	367	4,312	774	8,511
Shares repurchased	(39,891)	(456,683)	(16,495)	(174,776)
Net increase (decrease)	5,379	$73,907	(4,707)	$(43,321)

Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report	39

Notes to financial statements (cont’d)

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class C1
Shares sold	256	$3,005	689	$7,473
Shares issued on reinvestment	7	77	73	814
Shares repurchased	(6,055)	(69,680)	(60,146)	(642,977)
Net decrease	(5,792)	$(66,598)	(59,384)	$(634,690)

Class FI
Shares sold	25,311	$307,714	14,150	$153,767
Shares issued on reinvestment	424	5,015	1,334	14,889
Shares repurchased	(6,773)	(77,340)	(49,272)	(554,466)
Net increase (decrease)	18,962	$235,389	(33,788)	$(385,810)

Class R
Shares sold	26,868	$316,951	20,303	$222,661
Shares issued on reinvestment	43	507	117	1,301
Shares repurchased	(49,986)	(587,030)	(37,715)	(417,877)
Net decrease	(23,075)	$(269,572)	(17,295)	$(193,915)

Class I
Shares sold	4,259,433	$50,747,739	1,696,940	$19,031,646
Shares issued on reinvestment	85,746	1,035,620	106,733	1,212,625
Shares repurchased	(2,099,107)	(24,725,735)	(2,863,776)	(32,056,987)
Net increase (decrease)	2,246,072	$27,057,624	(1,060,103)	$(11,812,716)

Class IS
Shares sold	7,092,714	$84,857,646	6,718,264	$75,658,540
Shares issued on reinvestment	458,780	5,550,535	733,292	8,376,836
Shares repurchased	(8,939,597)	(106,287,834)	(5,418,133)	(61,218,082)
Net increase (decrease)	(1,388,103)	$(15,879,653)	2,033,423	$22,817,294

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2020. The following transactions were effected in such company for the year ended December 31, 2020.

	Affiliate Value at December 31, 2019	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$2,602,433	$104,453,083	104,453,083	$96,464,017	96,464,017

40	Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2020
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$10,603	—	$10,591,499

9. Redemption facility

The Fund and certain other participating funds within the Corporation, Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust and Legg Mason Partners Variable Income Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $485 million (prior to November 16, 2020, the aggregate amount was $265 million for participating funds within the Corporation). Unless renewed or otherwise terminated sooner in accordance with its terms, the agreement will terminate on November 15, 2021. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility; there is an annual upfront fee of 0.06% of the $485 million Redemption Facility. These fees are allocated to all Participating Funds pro rata based on net assets. Prior to November 16, 2020, there was no upfront fee. For the year ended December 31, 2020, the Fund incurred a commitment fee in the amount of $3,929. The Fund did not utilize the Redemption Facility during the year ended December 31, 2020.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$6,975,051	$10,258,968

Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report	41

Notes to financial statements (cont’d)

As of December 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$32,780
Deferred capital losses*	(1,481,166)
Other book/tax temporary differences(a)	(17,362,737)
Unrealized appreciation (depreciation)(b)	59,527,748
Total distributable earnings (loss) — net	$40,716,625

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and other book/tax basis adjustments.

11. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

***

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. In December 2020, the ICE Benchmark Administration, the administrator of LIBOR, announced that it had commenced a consultation to determine whether to extend publication of certain U.S. dollar LIBOR settings (overnight and one-, three-, six- and twelve-month U.S. dollar LIBOR) to the end of June 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

12. Subsequent event

Effective February 5, 2021, the Fund’s Redemption Facility was terminated and the Fund, together with the Participating Funds and other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit

42	Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report

Facility”). This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 4, 2022.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee.

Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report	43

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Inflation Indexed Plus Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Inflation Indexed Plus Bond Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

44	Western Asset Inflation Indexed Plus Bond Fund 2020 Annual Report

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	33,589,873.334	3,829.235	34,564.360	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	33,588,503.249	3,406.210	36,357.469	0
To approve a New Subadvisory Agreement with Western Asset Management Company Limited	33,570,977.176	15,135.929	42,153.823	0
To approve a New Subadvisory Agreement with Western Asset Management Company Ltd.	33,576,877.537	15,030.922	36,358.469	0
To approve a New Subadvisory Agreement with Western Asset Management Company Pte. Ltd.	33,576,877.537	15,030.922	36,358.469	0

Western Asset Inflation Indexed Plus Bond Fund	45

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Directors with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

46	Western Asset Inflation Indexed Plus Bond Fund

funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

Western Asset Inflation Indexed Plus Bond Fund	47

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Inflation Indexed Plus Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Directors and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†

Robert Abeles, Jr.
Year of birth	1945
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz
Year of birth	1952
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	None

48	Western Asset Inflation Indexed Plus Bond Fund

Independent Directors† (cont’d)
Susan B. Kerley
Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson*
Year of birth	1959
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian
Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

Western Asset Inflation Indexed Plus Bond Fund	49

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)
William E.B. Siart
Year of birth	1946
Position(s) with Fund	Director and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund
Year of birth	1954
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor
Year of birth	1958
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

50	Western Asset Inflation Indexed Plus Bond Fund

Interested Director

Ronald L. Olson[6]
Year of birth	1941
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Director and Officer

Jane Trust, CFA[7]
Year of birth	1962
Position(s) with Fund	Director, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Director[3]	145
Other Directorships held by Director during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset Inflation Indexed Plus Bond Fund	51

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)

Susan Kerr
Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey
Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira**
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

52	Western Asset Inflation Indexed Plus Bond Fund

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†

Western Asset Management Company, LLC (“Western Asset”) is a subadviser with respect to the funds. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”), also serve as subadvisers to certain of the funds.

††	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Western Asset Inflation Indexed Plus Bond Fund	53

Additional information (unaudited) (cont’d)

Information about Directors and Officers

*	Effective March 6, 2020, Mr. Larson became a Director.

**	Effective September 15, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, effective April 24, 2020, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

54	Western Asset Inflation Indexed Plus Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020:

Record date:	3/30/2020	9/29/2020	12/17/2020
Payable date:	3/31/2020	9/30/2020	12/18/2020
Interest from Federal Obligations	80.82%	80.82%	80.82%
Interest-related Dividends*	86.00%	88.00%	88.00%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

* The following percentage of ordinary income distributions paid monthly by the Fund represent Interest-related dividends eligible for exemption from U.S. withholding tax for nonresident shareholders and foreign corporations.

Western Asset Inflation Indexed Plus Bond Fund	55

Western Asset

Inflation Indexed Plus Bond Fund

Directors

Robert Abeles,

Jr. Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson*

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

*	Effective March 6, 2020, Mr. Larson became a Director.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Inflation Indexed Plus Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Inflation Indexed Plus Bond Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Inflation Indexed Plus Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013142 2/21 SR21-4094

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2019 and December 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $203,233 in December 31, 2019 and in $205,236 in December 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2019 and $0 in December 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2019 and $0 in December 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2019 and $0 in December 31, 2020, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee December implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes December impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services December not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2019 and December 31, 2020; Tax Fees were 100% and 100% for December 31, 2019 and December 31, 2020; and Other Fees were 100% and 100% for December 31, 2019 and December 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $938,841 in December 31, 2019 and $773,011 in December 31, 2020.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson*

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

* Effective March 6, 2020, Mr Larson became a Trustee

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 25, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: February 25, 2021